Institutional Class HASOX
Administrative Class HRSOX
Investor Class HISOX
Retirement Class HNSOX
Harbor Small Cap Growth Opportunities Fund

Supplement to Summary Prospectus dated March 1, 2017
Effective January 11, 2018, all references to Lance Marx as a portfolio manager for Harbor Small Cap Growth Opportunities Fund are deleted. Elk Creek Partners, LLC continues to serve as the Subadviser to the Fund, and Cam Philpott, David Hand, Hiren Patel, and Sean McGinnis continue to serve as co-portfolio managers for the Fund.
January 18, 2018
Investors Should Retain This Supplement For Future Reference
S0118.SP.SCGO